Transamerica Series Trust
Transamerica Money Market VP
Supplement dated December 24, 2008 to the Prospectus Supplement dated October 29, 2008
The following supplements the Supplement to the Prospectus dated October 29, 2008 concerning Transamerica Money Market VP (the “Portfolio”):
On December 5, 2008, the Board of Trustees of the Portfolio approved extending the participation by the Portfolio in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through April 30, 2009. The Program extension requires the Portfolio to pay the U.S. Department of the Treasury a fee equal to 0.015% (1.5 basis points) of the Portfolio’s net assets as of September 19, 2008. This payment is in addition to the fee paid by the Portfolio at the start of the Program in October 2008. All other terms, conditions and limitations of the Program, as stated in the Supplement to the Prospectus dated October 29, 2008, apply to the Program extension.
The Portfolio’s Board has determined that it is in the best interests of the Portfolio and its shareholders to participate in the Program extension. If the Secretary of the Treasury elects to extend the Program past April 30, 2009, the Portfolio will consider whether to continue to participate in the Program.
Additional information regarding the Program (including the Program extension) is available at http//www.ustreas.gov.
The following supplements information found under the “Transamerica Money Market VP — Fee Table” in the “Expenses” section of the prospectus:
In order to avoid a negative yield, Transamerica Asset Management, Inc. (“TAM”) or any of its affiliates may waive fees or reimburse expenses of one or more classes of the Portfolio. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Portfolio to TAM or its affiliates. There is no guarantee that the Portfolio will be able to avoid a negative yield.
Investors Should Retain this Supplement for Future Reference